UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

JACUZZI BRANDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No:

(3)	Filing Party:

(4)	Date filed:

On January 22, 2007, Jacuzzi Brands, Inc. (the “Company”) distributed the following material to its employee stockholders via electronic mail:

To:	Jacuzzi Brands Employee Shareholders

Re:	Fax and Internet Procedures for Proxy Votes

Date:	January 22, 2007

The Company’s Annual Meeting of Stockholders to vote on and approve the proposed merger agreement with affiliates of Apollo Management is just a few days away.

This letter explains how you may submit your vote electronically if there is not enough time for your proxy to arrive by mail.

During the past week, most of you received packages containing proxy cards and/or voting instruction forms, plus disclosure documents (Proxy Statements and Annual Reports.) Some of you who have more than one account holding your Jacuzzi Brands stock will have received multiple packages. This letter describes the available electronic voting procedures for each type of account:

Retirement Savings and Investment Plan

If you own shares in the Retirement Savings and Investment Plan and have not voted but wish to do so, enclosed is a telecopy voting instruction form which can be marked, signed, dated and returned via fax to 212-806-6843. Please note that your voting instructions must be received by 4 p.m. Eastern Time on Tuesday, January 23, 2007 to enable the Plan Trustee to process your votes. Internet voting is not available.

Directly Held Shares

If you own shares which are directly registered with our transfer agent (Mellon Investor Services) and have not voted but wish to do so, enclosed is a telecopy proxy card which can be marked, signed, dated and returned by fax to 212-806-6843. Please note that your voting instructions must be received by 4 p.m. Eastern Time on Wednesday, January 24, 2007. Internet voting is not available.

Shares Held Through Brokerage Firms

If you have an account with a brokerage firm, you will have received a voting instruction form which allows you to vote your shares via internet (www.proxyvote.com), telephone (number is shown on the voting form) or by mail. It is important that you do not discard these packages and vote each voting instruction form.

If you need assistance in obtaining the disclosure documents, submitting your proxy or voting your shares, please call the Company’s proxy solicitor, Georgeson Inc., toll-free at (866) 238-7667; outside the U.S., please call collect: 212-805-7144.

If you recently mailed in a voting card or proxy and are concerned if it will arrive in time, please feel free to submit a telecopy or internet vote as well. The transfer agent will make sure there is no double-voting.

Your vote is extremely important and we encourage you to vote no matter how many or how few shares you may own. If you fail to vote on the merger agreement, the effect will be the same as a vote against the adoption of the merger agreement. Time is short – please act promptly.

Thank you for your continued support,

Encl.

Telecopy voting instruction form for Retirement Savings and Investment Plan
Telecopy proxy card for directly held shares

TELECOPY PROXY CARD

FAX BOTH PAGES TO 212-806-6843

This form is only for directly-held shares (not for the RSIP)

JACUZZI BRANDS, INC.

This Proxy is Solicited on Behalf of the Board of Directors of Jacuzzi Brands, Inc.
Annual Meeting of Stockholders — January 25, 2007

     The undersigned hereby appoints THOMAS B. WALDIN and STEVEN C. BARRE as proxies (each with power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Jacuzzi Brands, Inc. to be held on January 25, 2007, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting and any and all adjournments thereof.

     Your vote for adoption of the Merger Agreement the election of Directors and the other proposals described in the Proxy Statement may be specified on the next page. The nominees for directors into Class III are: Marini, Morf and Womack.

     IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE NEXT PAGE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ADOPTION OF THE MERGER AGREEMENT; “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR; “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007; "FOR" THE PROPOSAL TO ADJOURN OR POSTPONE THE MEETING IF NECESSARY OR APPROPRIATE.

(SPECIFY CHOICES AND SIGN ON THE NEXT PAGE)

Address Change/Comments (Mark the corresponding box on the next page)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR THE BOARD LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT LISTED BELOW AND FOR THE ADJOURNMENT OR POSTPONEMENT OF THE MEETING IF NECESSARY OR APPROPRIATE

Please Mark Here
for Address Change
or Comments
SEE PREVIOUS PAGE

		FOR	AGAINST	ABSTAIN
1.	Proposal to approve Agreement and Plan of Merger, dated as of October 11, 2006 by and among Jacuzzi Brands Inc., Jupiter Acquisition LLC and Jupiter Merger Sub, Inc., pursuant to which each stockholder of Jacuzzi Brands, Inc. will be entitled to receive $12.50 in cash, without interest, for each share of Jacuzzi Brands, Inc. common stock owned by it at the effective time of the Merger.

2.	Election of Directors:	FOR ALL NOMINEES (except as marked to the contrary*)	TO WITHHOLD AUTHORITY (for all nominees listed)

Nominees:

01	Alex P. Marini	—	Class III	*	INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.
02	Claudia E. Morf	—	Class III
03	Robert R. Womack	—	Class III

		FOR	AGAINST	ABSTAIN
3.	Ratify appointment of Ernst & Young, LLP as independent registered public accounting firm for fiscal 2007

		FOR	AGAINST	ABSTAIN
4.	Proposal to approve adjournments or postponements of the 2007 Annual Meeting, if necessary or appropriate, to permit the further solicitation of proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement.

PLEASE MARK, SIGN, DATE
AND
RETURN PROMPTLY VIA FAX TO 212-806-6843

Signature ________________________ Signature ________________________________ Date ___________________

Print name _______________________________________ Print Name _____________________________________

NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

TELECOPY VOTING INSTRUCTION CARD

FAX BOTH PAGES TO 212-806-6843

BY 4:00 P.M. (EST) ON JANUARY 23, 2007

This form is only for shares in the Retirement Savings and Investment Plan (RSIP)

JACUZZI BRANDS, INC.
RETIREMENT SAVINGS AND INVESTMENT PLAN

     Reliance Trust Company (the “Trustee”) is hereby instructed to vote (in person by limited or general power of attorney or by proxy) all the shares or fractional shares thereof of Common Stock of Jacuzzi Brands, Inc. which are allocated to the undersigned’s Retirement Savings and Investment Plan account and held of record by the Trustee on December 11, 2006, at the Annual Meeting of Stockholders to be held on January 25, 2007, or any adjournment or postponement thereof.

     Voting rights will be exercised by the Trustee as directed, provided instructions are received by the Trustee by 4:00 p.m. (EST) on January 23, 2007.

     THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED BY THE PARTICIPANT (OR DESIGNATED BENEFICIARY OF DECEASED PARTICIPANT). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION CARD IS RETURNED, SUCH SHARES WILL BE VOTED “FOR” THE ADOPTION OF THE MERGER AGREEMENT; "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR; “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007; “FOR” THE PROPOSAL TO ADJOURN OR POSTPONE THE MEETING IF NECESSARY OR APPROPRIATE.

(SPECIFY CHOICES AND SIGN ON THE NEXT PAGE)

Address Change/Comments (Mark the corresponding box on the next page)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR THE BOARD LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT LISTED BELOW AND FOR THE ADJOURNMENT OR POSTPONEMENT OF THE MEETING IF NECESSARY OR APPROPRIATE.

Please Mark Here
for Address Change
or Comments
SEE PREVIOUS PAGE

		FOR	AGAINST	ABSTAIN
1.	Proposal to approve Agreement and Plan of Merger, dated as of October 11, 2006 by and among Jacuzzi Brands Inc., Jupiter Acquisition LLC and Jupiter Merger Sub, Inc., pursuant to which each stockholder of Jacuzzi Brands, Inc. will be entitled to receive $12.50 in cash, without interest, for each share of Jacuzzi Brands, Inc. common stock owned by it at the effective time of the Merger.

2.	Election of Directors:	FOR ALL NOMINEES (except as marked to the contrary*)	TO WITHHOLD AUTHORITY (for all nominees listed)

Nominees:

01	Alex P. Marini	—	Class III	*	INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.
02	Claudia E. Morf	—	Class III
03	Robert R. Womack	—	Class III

		FOR	AGAINST	ABSTAIN
3.	Ratify appointment of Ernst & Young, LLP as independent registered public accounting firm for fiscal 2007

		FOR	AGAINST	ABSTAIN
4.	Proposal to approve adjournments or postponements of the 2007 Annual Meeting, if necessary or appropriate, to permit the further solicitation of proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement.

PLEASE MARK, SIGN, DATE
AND
RETURN PROMPTLY VIA FAX TO 212-806-6843

Signature ________________________ Signature ________________________________ Date ___________________

Print name _______________________________________ Print Name _____________________________________

NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Important Information for Investors and Stockholders

In connection with the proposed merger, the Company filed a proxy statement with the Securities and Exchange Commission on January 5, 2007. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy statement and other relevant documents may be obtained free of charge at the SEC’s website, www.sec.gov, or from the Company by directing such request to Jacuzzi Brands, Inc., Attention: Diana Burton, Vice President - Investor Relations, Phillips Point – West Tower, 777 South Flagler Drive, Suite 1100, West Palm Beach, FL 33401. Telephone: (561) 514-3850.

The Company and its directors, executive officers and other members of management and its employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the merger. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement relating to the proposed merger.

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